UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2003

BIOSPHERE MEDICAL, INC.
(Exact name of registrant as specified in its Charter)

Delaware	0-23678	04-3216867
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1050 Hingham St. Rockland, Massachusetts 02370
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 681-7900
(Former Name or Former Address if Changed Since Last Report)

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 30, 2003, BioSphere Medical Inc., announced its financial results for the second quarter and six months ended June 30, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSPHERE MEDICAL, INC. (Registrant)

Date: July 30, 2003	By:	/s/ ROBERT M. PALLADINO
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated July 30, 2003